CALAMOS® FAMILY OF FUNDS

Supplement dated September 5, 2013 to the

CALAMOS® FAMILY OF FUNDS Prospectuses for

Class A, B, C and Class I and R dated March 1, 2013, as previously amended on August 5, 2013

Effective September 6, 2013, the Convertible Fund shall re-open to eligible investors, and the “Closed Fund Policies” section for the Fund on page 42 of the Class A, B and C Prospectus, and on page 42 of the Class I and R Prospectus, and all other references to the closing of this Fund, are hereby deleted.

The “Closed Fund Policies” section on page 85 of the Class A, B, and C Prospectus and on page 81 of the Class I and R prospectus is hereby deleted in its entirety and replaced with the following:

Closed Fund Policies

Each Fund reserves the right to modify the extent to which sales of shares are limited and may, in its sole discretion, permit purchases of shares where, in the judgment of management, such purchases do not have a detrimental effect on the portfolio management of the Fund or its Shareholders. Notwithstanding the forgoing, each Fund continues to reserve the right to reject any order for the purchase of shares in whole or in part for any reason, and to suspend the sale of shares to the public in response to conditions in the securities markets or otherwise.

Please retain this supplement for future reference.